DREYFUS PREMIER LIMITED TERM INCOME FUND

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166

Dear Shareholder:

As a shareholder of Dreyfus Premier Limited Term Income Fund (the “Fund”), you are being asked to vote on an Agreement and Plan of Reorganization to allow the Fund to transfer all of its assets in a tax-free reorganization to Dreyfus Premier Intermediate Term Income Fund (the “Acquiring Fund”), in exchange for Class A and Class I shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund’s stated liabilities. The Dreyfus Corporation (“Dreyfus”) is the investment adviser to the Acquiring Fund and the Fund. The Fund is a series of The Dreyfus/Laurel Funds, Inc. (the “Company”).

Management of Dreyfus has reviewed the funds in the Dreyfus Family of Funds and has concluded that it would be appropriate to consolidate certain funds having similar investment objectives and management policies and that would otherwise benefit fund shareholders. As a result of the review, management recommended to the Company’s Board that the Fund be consolidated with the Acquiring Fund. If the Agreement and Plan of Reorganization is approved and consummated for the Fund, you would no longer be a shareholder of the Fund, but would become a shareholder of the Acquiring Fund. Management believes that the reorganization will permit Fund shareholders to pursue the same investment goals in a substantially larger fund that has a similar investment objective and substantially similar investment management policies as the Fund. The Acquiring Fund, like the Fund, normally invests primarily in investment grade fixed-income securities of U.S. and foreign issuers. The Acquiring Fund has a better performance record and a lower net expense ratio than the Fund. In addition, the Acquiring Fund will have, for at least one year after the reorganization, a net expense ratio that is the same as or lower than that of the Fund. Management also believes that the reorganization should enable Fund shareholders to benefit from more efficient portfolio management and will eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities.

After careful review, the Company’s Board of Directors has unanimously approved the proposed reorganization. The Board of Directors believes that the reorganization will permit Fund shareholders to pursue the same investment goals in a substantially larger fund that has a better performance record and a lower net expense ratio than the Fund. In addition, the Acquiring Fund will have, for at least one year after the reorganization, a net expense ratio that is the same as or lower than that of the Fund. The Company’s Board of Directors recommends that you read the enclosed materials carefully and then vote FOR the proposal.

Your vote is extremely important, no matter how large or small your Fund holdings.

To vote, you may use any of the following methods:

•	By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.
•	By Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.
•	By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.
•	In Person. Any shareholder who attends the meeting in person may vote by ballot at the meeting.

Further information about the proposed reorganization is contained in the enclosed materials, which you should review carefully before you vote. If you have any questions after considering the enclosed materials, please call 1-800-554-4611.

Sincerely,

J. David Officer President The Dreyfus/Laurel Funds, Inc.

August 8, 2008

TRANSFER OF THE ASSETS OF
DREYFUS PREMIER LIMITED TERM INCOME FUND
TO AND IN EXCHANGE FOR SHARES OF
DREYFUS PREMIER INTERMEDIATE TERM INCOME FUND

QUESTIONS AND ANSWERS

The enclosed materials include a Prospectus/Proxy Statement containing information you need to make an informed decision. However, we thought it also would be helpful to begin by answering some of the important questions you might have about the proposed reorganization.

WHAT WILL HAPPEN TO MY DREYFUS PREMIER LIMITED TERM INCOME FUND INVESTMENT IF THE PROPOSED REORGANIZATION IS APPROVED?

You will become a shareholder of Dreyfus Premier Intermediate Term Income Fund (the “Acquiring Fund”), an open-end investment company managed by The Dreyfus Corporation (“Dreyfus”), on or about December 17, 2008 (the “Closing Date”), and will no longer be a shareholder of Dreyfus Premier Limited Term Income Fund (the “Fund”). You will receive Class A shares of the Acquiring Fund for Class A, Class B or Class C shares of the Fund or Class I shares of the Acquiring Fund for Class I shares of the Fund with a value equal to the value of your investment in the Fund as of the Closing Date. The Fund will then cease operations and will be terminated as a series of The Dreyfus/Laurel Funds, Inc. (the “Company”).

WHAT ARE THE BENEFITS OF THE PROPOSED REORGANIZATION FOR ME?

The Company’s Board believes that the reorganization will permit Fund shareholders to pursue the same investment goals in a substantially larger fund that also is managed by Dreyfus. By combining the Fund with the Acquiring Fund, which has substantially more assets than the Fund, Fund shareholders should benefit from more efficient portfolio management. The Acquiring Fund has a better performance record and a lower net expense ratio than the Fund. In addition, the Acquiring Fund will have, for at least one year after the reorganization, a net expense ratio that is the same as or lower than that of the Fund. The reorganization also will eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities. Other potential benefits are described in the enclosed Prospectus/Proxy Statement.

DO THE FUNDS HAVE SIMILAR INVESTMENT GOALS AND STRATEGIES?

Yes. The Acquiring Fund and the Fund have similar investment objectives and substantially similar investment management policies. The Fund seeks to provide shareholders with as high a level of current income as is consistent with safety of principal and maintenance of liquidity. The Acquiring Fund seeks to maximize total return, consisting of capital appreciation and current income. To pursue its goal, the Fund normally invests at least 65% of its assets in various types of U.S. and foreign fixed-income securities. The Fund invests only in fixed-income securities that are rated investment grade (Baa/BBB or higher) or are the unrated equivalent as determined by Dreyfus. To pursue its goal, the Acquiring Fund normally invests at least 80% of its assets in fixed-income securities of U.S. and foreign issuers that are rated investment grade or are the unrated equivalent as determined by Dreyfus. Each fund’s portfolio may include: U.S. government bonds and notes, corporate bonds, municipal bonds, inflation-indexed securities, asset-backed securities, mortgage-related securities (including collateralized mortgage obligations), and foreign bonds. The Acquiring Fund also may purchase convertible securities and preferred stocks. The Acquiring Fund may invest up 20% of its assets in fixed-income securities rated below investment grade to as low as Caa/CCC or the unrated equivalent as determined by Dreyfus. The Acquiring Fund focuses primarily on U.S. securities, but may invest up to 30% of its total assets in fixed-income securities of foreign issuers, including those of issuers in emerging markets. The Fund may invest in fixed-income securities of foreign issuers, including, to a limited extent, those of issuers in emerging market countries. The Fund’s average effective portfolio maturity will be no more than ten years. The Fund has no stated requirements with respect to portfolio duration. The Acquiring Fund is required to generally maintain an average effective portfolio maturity of between five and ten years and can be expected to have an average effective portfolio duration between three and eight years. The Fund and the Acquiring Fund may invest in individual securities of any maturity. As of April 30, 2008, the average effective maturity of the Fund’s portfolio and the Acquiring Fund’s portfolio was 6.41 years and 6.47 years, respectively. The average effective duration of the Fund’s portfolio and the Acquiring Fund’s portfolio as of such date was 4.74 years and 4.69 years, respectively. The primary portfolio managers of the Fund and the Acquiring Fund and management believe that, because of prevalent market conditions, the characteristics of the funds’ portfolios are not significantly different. Dreyfus is the investment adviser to the Fund and the Acquiring Fund and provides day-to-day management of the Fund’s and the Acquiring Fund’s investments. MBSC Securities Corporation, a wholly-owned subsidiary of Dreyfus, distributes the shares of the Fund and the Acquiring Fund. For additional information regarding the Fund and the Acquiring Fund, please refer to the enclosed Prospectus/Proxy Statement.

WHAT ARE THE TAX CONSEQUENCES OF THE PROPOSED REORGANIZATION?

The reorganization will not be a taxable event for federal income tax purposes. Shareholders will not recognize any capital gain or loss as a direct result of the reorganization. A shareholder’s tax basis in Fund shares will carry over to the shareholder’s Acquiring Fund shares. As a condition to the closing of the reorganization, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund’s shareholders, or the Acquiring Fund as a result of the reorganization. The Fund will distribute any undistributed net investment income and net realized capital gains (after reduction for any capital loss carryforward) prior to the reorganization, which distribution would be taxable to shareholders.

WILL I ENJOY THE SAME PRIVILEGES AS A SHAREHOLDER OF THE ACQUIRING FUND THAT I CURRENTLY HAVE AS A SHAREHOLDER OF THE FUND?

Yes. You will continue to enjoy the same shareholder privileges such as the Fund Exchanges service, Dreyfus TeleTransfer Privilege, Dreyfus-Automatic Asset Builder®, Dreyfus Payroll Savings Plan, Dreyfus Government Direct Deposit Privilege, Dreyfus Dividend Options, Dreyfus Auto-Exchange Privilege and Dreyfus Automatic Withdrawal Plan. In addition, if you hold Class A shares, you also will have the ability to write redemption checks against your Acquiring Fund account through the Checkwriting Privilege.

WILL THE PROPOSED REORGANIZATION RESULT IN A HIGHER MANAGEMENT FEE OR HIGHER FUND EXPENSES?

No. Under its agreement with Dreyfus, the Fund has agreed to pay Dreyfus a “unitary” management fee at the annual rate of 0.60% of the value of the Fund’s average daily net assets for the provision of investment advisory, administrative, fund accounting and certain other services. Under the unitary fee structure, Dreyfus pays all of the Fund’s expenses, except for the Fund’s management fee, Rule 12b-1 plan fees, taxes, interest, brokerage commissions, fees and expenses of the non-interested Directors (including counsel expenses), and extraordinary expenses. Under its agreement with Dreyfus, the Acquiring Fund has agreed to pay Dreyfus a management fee at the annual rate of 0.45% of the value of the Acquiring Fund’s average daily net assets. The Acquiring Fund pays other service providers and bears other Acquiring Fund expenses directly, which, in the case of the Fund, generally are paid by Dreyfus under the unitary fee structure. Class A and Class I shares of the Acquiring Fund had a lower net expense ratio than Class A, B and C shares and Class I shares, respectively, of the Fund, as of the Fund’s and the Acquiring Fund’s most recent fiscal year end, after any current fee waiver and/or expense reimbursement arrangements. In addition, Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of Class A and Class I shares of the Acquiring Fund for at least one year after the reorganization, so that the net operating expenses of such classes of shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed the net operating expenses of Class A, B and C shares and Class I shares, respectively, of the Fund, as of its most recent fiscal year end.

WILL I BE CHARGED A SALES CHARGE, REDEMPTION FEE OR CONTINGENT DEFERRED SALES CHARGE (“CDSC”) AT THE TIME OF THE REORGANIZATION?

No. No sales charge, redemption fee or CDSC will be imposed at the time of the reorganization. In addition, the front-end sales load and the CDSC applicable to the Acquiring Fund’s Class A shares will not be imposed on any subsequent purchases or redemptions of Class A shares of the Acquiring Fund by Fund shareholders who receive Class A shares of the Acquiring Fund as a result of the reorganization.

WHO WILL PAY THE EXPENSES OF THE PROPOSED REORGANIZATION?

Dreyfus, and not the Fund or the Acquiring Fund, will pay the expenses directly related to the proposed reorganization.

HOW DOES THE COMPANY’S BOARD OF DIRECTORS RECOMMEND I VOTE?

After considering, among other factors, the terms and conditions of the reorganization, the investment management policies of, as well as shareholder services offered by, the Fund and the Acquiring Fund, the net expense ratios of the Fund and the Acquiring Fund, and the relative performance of the Fund and the Acquiring Fund, the Company’s Board of Directors believes that reorganizing the Fund into the Acquiring Fund is in the best interests of the Fund and its shareholders. In reaching this conclusion, the Company’s Board of Directors determined that reorganizing the Fund into the Acquiring Fund, which also is managed by Dreyfus and has a similar investment objective, substantially similar investment policies and a better performance record than the Fund, offers potential benefits to Fund shareholders. These potential benefits include permitting Fund shareholders to pursue the same investment goals in a substantially larger fund that has a better performance record and a lower net expense ratio than the Fund. In addition, the Acquiring Fund will have, for at least one year after the reorganization, a net expense ratio that is the same as or lower than that of the Fund. By combining the Fund with the Acquiring Fund, shareholders of the Fund also should benefit from more efficient portfolio management. Therefore, the Company’s Board of Directors recommends that you vote FOR the reorganization.

HOW CAN I VOTE MY SHARES?

You can vote in any one of the following ways:

•	By mail, with the enclosed proxy card and postage-paid envelope;
•	By telephone, with a toll-free call to the number listed on your proxy card;
•	Through the Internet, at the website address listed on your proxy card; or
•	In person at the meeting.

We encourage you to vote through the Internet or by telephone using the number that appears on your proxy card. Whichever voting method you choose, please take the time to read the Prospectus/Proxy Statement before you vote.

Please note: if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal. Thank you in advance for your vote.

DREYFUS PREMIER LIMITED TERM INCOME FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders:

A Special Meeting of Shareholders of Dreyfus Premier Limited Term Income Fund (the “Fund”), a series of The Dreyfus/Laurel Funds, Inc. (the “Company”), will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 8th Floor, New York, New York 10166, on Wednesday, October 15, 2008, at 11:30 a.m., for the following purposes:

1.

To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to Dreyfus Premier Intermediate Term Income Fund (the “Acquiring Fund”), in exchange for Class A and Class I shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund’s net assets and the assumption by the Acquiring Fund of the Fund’s stated liabilities (the “Reorganization”). Class A and Class I shares of the Acquiring Fund received by the Fund in the Reorganization will be distributed by the Fund to its Class A, Class B and Class C shareholders and Class I shareholders, respectively, in liquidation of the Fund, after which the Fund will cease operations and will be terminated as a series of the Company; and

2.	To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

Shareholders of record at the close of business on August 5, 2008 will be entitled to receive notice of and to vote at the meeting.

By: Order of the Board of Directors

Michael A. Rosenberg Secretary

New York, New York
August 8, 2008

WE NEED YOUR PROXY VOTE

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF SHAREHOLDERS WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF FUND SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

Transfer of the Assets of

DREYFUS PREMIER LIMITED TERM INCOME FUND

(A Series of The Dreyfus/Laurel Funds, Inc.)

To and in Exchange for Class A and Class I Shares of

DREYFUS PREMIER INTERMEDIATE TERM INCOME FUND

(A Series of Dreyfus Investment Grade Funds, Inc.)

PROSPECTUS/PROXY STATEMENT
AUGUST 1, 2008

Special Meeting of Shareholders
To Be Held on Wednesday, October 15, 2008

This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors of The Dreyfus/Laurel Funds, Inc. (the “Company”), on behalf of Dreyfus Premier Limited Term Income Fund (the “Fund”), to be used at the Special Meeting of Shareholders (the “Meeting”) of the Fund to be held on Wednesday, October 15, 2008, at 11:30 a.m., at the offices of The Dreyfus Corporation (“Dreyfus”), 200 Park Avenue, 8th Floor, New York, New York 10166, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Shareholders of record at the close of business on August 5, 2008 are entitled to receive notice of and to vote at the Meeting.

It is proposed that the Fund transfer all of its assets to Dreyfus Premier Intermediate Term Income Fund (the “Acquiring Fund”) in exchange for Class A and Class I shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund’s stated liabilities, all as more fully described in this Prospectus/Proxy Statement (the “Reorganization”). Upon consummation of the Reorganization, the Acquiring Fund shares received by the Fund will be distributed to Fund shareholders, with each shareholder receiving a pro rata distribution of the Acquiring Fund’s shares (or fractions thereof) for Fund shares held prior to the Reorganization. It is contemplated that each shareholder will receive for his or her Fund shares a number of Class A or Class I shares (or fractions thereof) of the Acquiring Fund equal in value to the aggregate net asset value of the shareholder’s Class A, Class B or Class C Fund shares or Class I Fund shares, respectively, as of the date of the Reorganization.

This Prospectus/Proxy Statement, which should be retained for future reference, concisely sets forth information about the Acquiring Fund that Fund shareholders should know before voting on the proposal or investing in the Acquiring Fund.

A Statement of Additional Information (“SAI”) dated August 1, 2008, relating to this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the “Commission”) and is incorporated by reference in its entirety. The Commission maintains a website (http://www.sec.gov) that contains the SAI, material incorporated in this Prospectus/Proxy Statement by reference, and other information regarding the Acquiring Fund and the Fund. A copy of the SAI is available without charge by calling 1-800-554-4611, or writing to the Acquiring Fund at its offices at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

Shares of the Acquiring Fund and the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investing in the Acquiring Fund, as in the Fund, involves certain risks, including the possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved the Acquiring Fund’s shares or passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The Fund and the Acquiring Fund are open-end management investment companies advised by Dreyfus. The funds have similar investment objectives and substantially similar investment management policies. The Fund and the Acquiring Fund each normally invests primarily in investment grade fixed-income securities of U.S. and foreign issuers. However, the investment practices and limitations of each fund (and the related risks) are not identical. The Acquiring Fund is a series of Dreyfus Investment Grade Funds, Inc. (the “Acquiring Company”). A comparison of the Fund and the Acquiring Fund is set forth in this Prospectus/Proxy Statement.

The Acquiring Fund’s Prospectus dated December 3, 2007, Annual Report for its fiscal year ended July 31, 2007 (including its audited financial statements for the fiscal year) and Semi-Annual Report for the six-month period ended January 31, 2008 accompany this Prospectus/Proxy Statement. The Acquiring Fund’s Prospectus and the financial statements contained in its Annual Report are incorporated into this Prospectus/Proxy Statement by reference. For a free copy of the Fund’s most-recent Prospectus, its Annual Report for the fiscal year ended October 31, 2007 or Semi-Annual Report for the six-month period ended April 30, 2008, please call your financial adviser, or call 1-800-554-4611, visit www.dreyfus.com or write to the Fund at its offices located at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Class A, Class B, Class C and Class I shareholders will vote together on the proposal. Fund shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed proxy card is executed and returned, it nevertheless may be revoked by giving another proxy before the Meeting. Also, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. If you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal.

As of June 30, 2008, the following numbers of Fund shares were issued and outstanding:

Class A Shares Outstanding	Class B Shares Outstanding	Class C Shares Outstanding	Class I Shares Outstanding
1,363,711	199,514	666,050	687,270

Proxy materials will be mailed to shareholders of record on or about August 19, 2008.

TABLE OF CONTENTS

Summary	4

Reasons for the Reorganization	15

Information about the Reorganization	15

Additional Information about the Acquiring Fund and the Fund	18

Voting Information	18

Financial Statements and Experts	23

Other Matters	23

Notice To Banks, Broker/Dealers and Voting Trustees and Their Nominees	23

Exhibit A: Agreement and Plan of Reorganization	A-1

Exhibit B: Description of the Acquiring Company’s Board Members	B-1

APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION PROVIDING
FOR THE TRANSFER OF ALL OF THE FUND’S ASSETS TO THE ACQUIRING FUND

SUMMARY

This Summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Acquiring Fund’s Prospectus, the Fund’s Prospectus and the Agreement and Plan of Reorganization (the “Plan”) attached to this Prospectus/Proxy Statement as Exhibit A.

Proposed Transaction. The Company’s Board, all of whose members are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund or the Acquiring Fund, has unanimously approved the Plan for the Fund. The Plan provides that, subject to the requisite approval of the Fund’s shareholders, on the date of the Reorganization the Fund will assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash, in exchange for Class A and Class I shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund’s net assets, and the Acquiring Fund will assume the Fund’s stated liabilities. The Fund will distribute all Acquiring Fund shares received by it among its shareholders so that each Class A, Class B and Class C Fund shareholder will receive a pro rata distribution of the Acquiring Fund’s Class A shares (or fraction thereof) and each Class I Fund shareholder will receive a pro rata distribution of the Acquiring Fund’s Class I shares (or fractions thereof) having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Fund shares as of the date of the Reorganization. Thereafter, the Fund will cease operations and will be terminated as a series of the Company.

As a result of the Reorganization, each Fund shareholder will cease to be a shareholder of the Fund and will become a shareholder of the Acquiring Fund as of the close of business on the date of the Reorganization. No sales charge, redemption fee or contingent deferred sales charge (“CDSC”) will be imposed at the time of the Reorganization, nor will Fund shareholders be subject to a sales charge on any subsequent investments made in Class A shares of the Acquiring Fund, or a CDSC upon the redemption of such shares, for as long as the shareholder’s account is open.

The Company’s Board has unanimously concluded that the Reorganization is in the best interests of the Fund and its shareholders and the interests of the Fund’s existing shareholders will not be diluted as a result of the transactions contemplated thereby. See “Reasons for the Reorganization.”

Tax Consequences. As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund’s shareholders, or the Acquiring Fund as a result of the Reorganization. Certain tax attributes of the Fund will carry over to the Acquiring Fund. See “Information about the Reorganization—Federal Income Tax Consequences.”

Comparison of the Fund and the Acquiring Fund. The following discussion is primarily a summary of certain parts of the Fund’s Prospectus and the Acquiring Fund’s Prospectus. Information contained in this Prospectus/Proxy Statement is qualified by the more complete information set forth in such Prospectuses, which are incorporated herein by reference.

Goal/Approach. The Fund and the Acquiring Fund have similar investment objectives and substantially similar investment management policies. The Fund seeks to provide shareholders with as high a level of current income as is consistent with safety of principal and maintenance of liquidity. The Acquiring Fund seeks to maximize total return, consisting of capital appreciation and current income. The Fund’s investment objective may be changed by the Company’s Board without shareholder approval. The Acquiring Fund’s investment objective is a fundamental policy which cannot be changed without the approval of a majority of the Acquiring Fund’s outstanding voting shares.

To pursue its goal, the Fund normally invests at least 65% of its assets in various types of U.S. and foreign fixed-income securities. These securities include: U.S. government bonds and notes, corporate debt securities, municipal bonds, mortgage-related securities (including collateralized mortgage obligations (“CMOs”), asset-backed securities and inflation-indexed securities. The Fund currently intends to invest only in fixed-income securities that are rated investment grade (BBB/Baa or higher) or are the unrated equivalent as determined by Dreyfus at the time of purchase. To select securities for the Fund, the portfolio managers conduct extensive research into the credit history and current financial strength of investment grade bond issuers. The portfolio managers also examine such factors as maturity of the securities, the long-term outlook for the industry in which an issuer operates, the economy and the bond market. The Fund may invest in fixed-income securities of foreign issuers, including, to a limited extent, those of issuers in emerging market countries.

To pursue its goal, the Acquiring Fund normally invests at least 80% of its assets in fixed-income securities of U.S. and foreign issuers that are rated investment grade or are the unrated equivalent as determined by Dreyfus. These securities include: U.S. government bonds and notes, corporate bonds, municipal bonds, convertible securities, preferred stocks, inflation-indexed securities, asset-backed securities, mortgage-related securities (including CMOs) and foreign bonds. The Acquiring Fund’s portfolio manager buys and sells fixed-income securities based on credit quality, financial outlook and yield potential. Fixed-income securities with deteriorating credit quality are potential sell candidates, while those offering higher yields are potential buy candidates. For additional yield, the Acquiring Fund may invest up to 20% of its assets in fixed-income securities that are rated below investment grade to as low as Caa/CCC or are the unrated equivalent as determined by Dreyfus. The Acquiring Fund will focus primarily on U.S. securities, but may invest up to 30% of its assets in fixed-income securities of foreign issuers, including those of issuers in emerging markets.

The Fund’s average effective portfolio maturity will be no more than ten years. The Fund has no stated requirements with respect to portfolio duration. The Acquiring Fund is required to generally maintain an average effective portfolio maturity of between five and ten years and can be expected to have an average effective portfolio duration between three and eight years. The Fund and the Acquiring Fund may invest in individual securities of any maturity. As of April 30, 2008, the average effective maturity of the Fund’s portfolio and the Acquiring Fund’s portfolio was 6.41 years and 6.47 years, respectively. The average effective duration of the Fund’s portfolio and the Acquiring Fund’s portfolio as of such date was 4.74 years and 4.69 years, respectively. Duration is a measure of how sensitive a fund’s portfolio may be to changes in interest rates — generally, the longer a fund’s duration, the more likely its portfolio is to react to interest rate fluctuations and the greater its long-term risk/return potential. The primary portfolio managers of the Fund and the Acquiring Fund and management believe that, because of prevalent market conditions, the characteristics of the funds’ portfolios are not significantly different.

The Fund and the Acquiring Fund may, but are not required to, use derivatives, such as futures, options and swap agreements, as a substitute for taking a position in an underlying asset, to increase returns, to manage interest rate risk, to manage the effective duration or maturity of the fund’s portfolio, or as part of a hedging strategy. Each fund may enter into swap agreements, such as interest rate swaps and credit default swaps, which can be used to transfer the credit risk of a security without actually transferring ownership of the security or to customize exposure to particular corporate credit. Each fund also may invest in collateralized debt obligations, which include collateralized loan obligations and other similarly structured securities. To enhance current income, each fund also may engage in a series of purchase and sale contracts or forward roll transactions in which the fund sells a mortgage-related security, for example, to a financial institution and simultaneously agrees to purchase a similar security from the institution at a later date at an agreed-upon price. Each fund also may make forward commitments in which the fund agrees to buy or sell a security in the future at a price agreed upon today.

The Acquiring Fund also may engage in short-selling, typically for hedging purposes, such as to limit exposure to a possible market decline in the value of its portfolio securities. The Fund is not permitted to engage in short-selling.

Each fund may lend its portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Loans of portfolio securities may not exceed 33-1/3% of the value of the fund’s total assets.

Each fund is a “diversified” fund, which means that neither fund will, with respect to 75% of its total assets, invest more than 5% of its assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of any single issuer (other than, in each case, securities of other investment companies, and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities).

For more information on either the Fund’s or the Acquiring Fund’s investment management policies, see “Goal/Approach” in the relevant Prospectus and “Description of the Company and Funds” in the relevant Statement of Additional Information.

Main Risks. The principal risks associated with an investment in the Fund and the Acquiring Fund are substantially similar. These risks are discussed below. The value of your investment in the Acquiring Fund, as in the Fund, will fluctuate, sometimes dramatically, which means you could lose money.

•

Interest rate risk. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, a fund’s share price. The longer the effective maturity and duration of a fund’s portfolio, the more the fund’s share price is likely to react to interest rates.

•

Call risk. Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer “calls” its bond during a time of declining interest rates, the funds might have to reinvest the proceeds in an investment offering a lower yield. During periods of market illiquidity or rising interest rates, prices of a fund’s “callable” issues are subject to increased price fluctuation.

•

Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond’s price to fall, potentially lowering the Fund’s or the Acquiring Fund’s share price. Although the Acquiring Fund invests primarily in investment grade bonds, the Acquiring Fund may invest to a limited extent in high yield (“junk”) bonds, which involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. The prices of high yield bonds can fall dramatically in response to bad news about the issuer or its industry, or the economy in general. The Fund currently intends to invest only in investment grade fixed-income securities.

•

Market risk. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security’s market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

•

Market sector risk. Each fund’s overall risk level will depend on the market sectors in which the fund is invested and the current interest rate, liquidity and credit quality of such sectors. Each fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund’s performance to be more or less sensitive to developments affecting those companies, industries or sectors.

•

Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund’s share price may fall dramatically even during periods of declining interest rates. Investments in foreign securities tend to have greater exposure to liquidity risk than domestic securities.

•

Prepayment and extension risk. When interest rates fall, the principal on mortgage-backed and certain asset-backed securities may be prepaid. The loss of higher yielding underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce a fund’s potential price gain in response to falling interest rates, reduce the fund’s yield, or cause the fund’s share price to fall. When interest rates rise, the effective duration of certain mortgage-related and other asset-backed securities may lengthen due to a drop in prepayments of the underlying mortgages or other assets. This is known as extension risk and would increase the fund’s sensitivity to rising rates and its potential for price declines.

•

Derivatives risk. In addition to investing in mortgage-related and asset-backed securities, the Fund and the Acquiring Fund may use derivative instruments such as options, futures and options on futures (including those relating to securities, indexes, foreign currencies and interest rates), swaps (including credit default swaps on corporate bonds and asset-backed securities), options on swaps, and other credit derivatives. A small investment in derivatives could have a potentially large impact on a fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the Fund or the Acquiring Fund will not correlate with the underlying instruments or such fund’s other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments’ terms. Credit default swaps and similar instruments involve greater risks than if the fund had invested in the reference obligation directly, since, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risks.

Additionally, some derivatives the funds may use may involve economic leverage, which could increase the volatility of these instruments, as they may increase or decrease in value more quickly than the underlying security, index, futures contract, or other economic variable. Each fund may be required to segregate permissible liquid assets to cover its obligations relating to its purchase of derivative instruments.

•

Foreign investment risk. The prices and yields of foreign bonds can be affected by political and economic instability or changes in currency exchange rates. The bonds of issuers located in emerging markets can be more volatile and less liquid than those of issuers in more mature economies. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by a fund and denominated in those currencies.

•

Inflation-indexed security risk. Interest payments on inflation-indexed securities can be unpredictable and will vary as the principal and/or interest is periodically adjusted based on the rate of inflation. If the index measuring inflation falls, the interest payable on these securities will be reduced. In the case of U.S. Treasury inflation-indexed securities, the U.S. Treasury has guaranteed that in the event of a drop in prices, it would repay the par amount of its inflation-indexed securities. Inflation-indexed securities issued by corporations generally do not guarantee repayment of principal. Any increase in the principal amount of an inflation-indexed security will be considered taxable ordinary income, even though investors do not receive their principal until maturity. As a result, a fund may be required to make annual distributions to shareholders that exceed the cash the fund received, which may cause the fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed security is adjusted downward due to deflation, amounts previously distributed may be characterized in some circumstances as a return of capital.

•

Short sale risk. (Acquiring Fund only) The Acquiring Fund may make short sales, which involves selling a security it does not own in anticipation that the security’s price will decline. Short sales expose the Acquiring Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Acquiring Fund.

•

Leveraging risk. The use of leverage, such as borrowing money to purchase securities, engaging in reverse repurchase agreements, lending portfolio securities, entering into futures contracts, and engaging in forward commitment transactions, may magnify the fund’s gains or losses.

The Fund and the Acquiring Fund may lend their respective portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the respective fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

The Fund and the Acquiring Fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions, and lower the respective fund’s after-tax performance. A fund’s forward roll transactions will increase its portfolio turnover rate.

Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations, such as those issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by a fund does not apply to the market value of such security or to shares of the fund itself. In addition, because many types of U.S. government securities trade actively outside the U.S., their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

Under adverse market conditions, the Fund and the Acquiring Fund each could invest some or all of its respective assets in U.S. Treasury securities and money market securities. Although the Fund or the Acquiring Fund would do this for temporary defensive purposes, this strategy could reduce the benefit from any upswing in the market. To the extent the Fund or the Acquiring Fund invests defensively in these securities, the fund might not achieve its investment objective. Each fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

An investment in a fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

See “Main Risks” in the relevant Prospectus and “Description of the Company and Funds” in the relevant Statement of Additional Information for a more complete description of investment risks.

Sales Charges. The schedules of maximum sales charges imposed at the time of purchase of Class A shares of the Fund and the Acquiring Fund are different. The maximum sales charge imposed on the purchase of Class A shares of the Fund and Class A shares of the Acquiring Fund are 3.00% and 4.50%, respectively. Class A shares of the Fund and the Acquiring Fund purchased without an initial sales charge as part of an investment of at least $1,000,000 and redeemed within one year of purchase are subject to the same 1.00% CDSC. Holders of Class A, Class B and Class C shares of the Fund who receive Class A shares of the Acquiring Fund in the Reorganization will not be subject to an initial sales charge or CDSC on any subsequent investments made in Class A shares of the Acquiring Fund, or a CDSC upon the redemption of such shares, for as long as the shareholder’s account is open.  Class I shares of each fund are not subject to an initial sales charge or CDSC. See in the relevant Prospectus “Shareholder Guide” for a discussion of sales charges and the CDSC. No sales charge or CDSC will be imposed at the time of the Reorganization. Shares of the Fund and the Acquiring Fund currently are not subject to any exchange or redemption fees.

Fees and Expenses. The fees and expenses set forth below for the Fund are as of its fiscal year ended October 31, 2007, and for the Acquiring Fund are as of its fiscal year ended July 31, 2007. The “Pro Forma After Reorganization” operating expenses information is based on the fees and expenses of each fund as of the fiscal year end noted above, as adjusted showing the effect of the Reorganization had it occurred on such date. Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the share prices.

The Fund and the Acquiring Fund each pay Dreyfus a management fee. The management fee structures of the Fund and the Acquiring Fund differ. Unlike the arrangements between most investment advisers and the funds they manage, the Fund has agreed to pay Dreyfus a “unitary” management fee at the annual rate of 0.60% of the value of the Fund’s average daily net assets. Under the unitary fee structure, Dreyfus pays all of the Fund’s expenses, except for the Fund’s management fee, Rule 12b-1 plan fees, taxes, brokerage commissions, interest expenses, fees and expenses of the Company’s non-interested Directors (including counsel fees) and extraordinary expenses. Although Dreyfus does not pay for the fees and expenses of the Company’s non-interested Directors (including counsel fees), Dreyfus is contractually required to reduce its fee by an amount equal to the Fund’s allocable share of such fees and expenses. The Acquiring Fund has agreed to pay Dreyfus a separate management fee at the annual rate of 0.45% of the value of the Acquiring Fund’s average daily net assets. Unlike the Fund, the Acquiring Fund pays for other fund expenses directly. Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the Acquiring Fund, until at least March 31, 2009, so that the net operating expenses of the Acquiring Fund’s Class A and Class I shares (excluding shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 0.55% for each such class. In addition, Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the Acquiring Fund’s Class A and Class I shares for at least one year after the Reorganization, so that the net operating expenses of the Acquiring Fund’s Class A and Class I shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 0.85% for Class A or 0.53% for Class I, respectively. As of the Fund’s most recent fiscal year end, Class A and Class I shares of the Acquiring Fund had a lower net expense ratio than Class A, B and C shares and Class I shares, respectively, of the Fund based on expenses of the funds, as of each fund’s most recent fiscal year end, as adjusted for any current fee waiver and/or expense reimbursement arrangements.

Annual Fund Operating Expenses
(expenses paid from fund assets)
(percentage of average daily net assets):

	Fund Class A	Fund Class B	Fund Class C	Acquiring Fund Class A	Pro Forma After Reorganization Acquiring Fund Class A
Management fees	0.60%	0.60%	0.60%	0.45%	0.45%
Rule 12b-1 fee	0.25%	0.75%	0.75%	none	none
Shareholder services fee	none	none	none	0.25%	0.25%
Other expenses	0.01%[1]	0.01%[1]	0.01%[1]	0.22%	0.21%
Total	0.86%	1.36%	1.36%	0.92%	0.91%
Fee waiver and/or
expense reimbursement	(0.01)%[2]	(0.01)%[2]	(0.01)%[2]	(0.12)%[3]	(0.11)%[3,4]
Net operating expenses	0.85%	1.35%	1.35%	0.80%	0.80%

	Fund Class I	Acquiring Fund Class I	Pro Forma After Reorganization Acquiring Fund Class I
Management fees	0.60%	0.45%	0.45%
Rule 12b-1 fee	none	none	none
Shareholder services fee	none	none	none
Other expenses	0.01%[1]	0.08%	0.09%
Total	0.61%	0.53%	0.54%
Fee waiver and/or
expense reimbursement	(0.01)%[2]	(0.00)%[3]	(0.01)%[3,4]
Net operating expenses	0.60%	0.53%	0.53%

____________________

1	Reflects expenses of the Company’s non-interested Directors.
2	Dreyfus is contractually required to reduce its fee by an amount equal to the Fund’s allocable share of the fees and expenses of the Company’s non-interested Directors (including counsel fees).
3

Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the Acquiring Fund, until at least March 31, 2009, so that the net operating expenses of the Acquiring Fund’s Class A and Class I shares (excluding shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 0.55% for each such class.

4

Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the Acquiring Fund for at least one year after the Reorganization, so that the net operating expenses of the Acquiring Fund’s Class A and Class I shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 0.85% for Class A or 0.53% for Class I, respectively.

Expense example

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. This example is based on net operating expenses, which reflect, for the applicable years, the expense waiver/reimbursement by Dreyfus. Because actual returns and expenses will be different, the example is for comparison only.

	Fund
	Class A Shares	Class B Shares*	Class C Shares*	Class I Shares
1 Year	$384	$437/$137	$212/$137	$61
3 Years	$563	$628/$428	$428/$428	$192
5 Years	$757	$839/$739	$739/$739	$335
10 Years	$1,318	$1,362**/$1,362**	$1,624/$1,624	$750

______________________

*	With redemption/without redemption.
**	Assumes conversion of Class B shares to Class A shares at end of sixth year following the date of purchase.

	Acquiring Fund		Pro Forma After Reorganization Acquiring Fund

	Class A Shares	Class I Shares	Class A Shares	Class I Shares

1 Year	$528	$54	$528	$54

3 Years	$719	$170	$717	$172

5 Years	$925	$296	$921	$301

10 Years	$1,520	$665	$1,510	$676

Past Performance. The bar charts and tables below illustrate the risks of investing in the Acquiring Fund and the Fund. The bar chart for the Acquiring Fund shows the changes in the performance of the Acquiring Fund’s Class A shares from year to year and the bar chart for the Fund shows the changes in the performance of the Fund’s Class A shares from year to year.  The table for the Acquiring Fund compares the average annual total returns of the Acquiring Fund’s Class A and Class I shares to those of the Lehman Brothers U.S. Aggregate Index, a widely recognized, unmanaged index designed to measure the performance of U.S. dollar-denominated, investment grade, fixed-rate taxable bonds. The table for the Fund compares the average annual total returns of each of the Fund’s share classes also to those of the Lehman Brothers U.S. Aggregate Index.  Sales loads are not reflected in the bar charts or the tables; if they were, the returns shown for Class A shares of the Acquiring Fund and the Fund would have been lower.  The front-end sales load applicable to the Acquiring Fund's Class A shares will not be imposed on any subsequent purchases of Class A shares of the Acquiring Fund by Fund shareholders who receive Class A shares of the Acquiring Fund as a result of the Reorganization.  All returns assume reinvestment of dividends and distributions. Of course, past performance (before and after taxes) is no guarantee of future results. With respect to each fund, performance for each share class will vary from the performance of the respective fund’s other share classes due to differences in charges and expenses.

After-tax performance is shown only for Class A shares of the Acquiring Fund and the Fund. After-tax performance of each fund’s other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Acquiring Fund—Class A Shares
Year-by-year total returns as of 12/31 each year (%)

+7.83	+5.40	+12.34	+6.20	+6.81	+7.57	+4.36	+1.88	+4.89	+4.59
‘98	‘99	‘00	‘01	‘02	‘03	‘04	‘05	‘06	‘07

Best Quarter:		Q2 ‘03		+3.89%
Worst Quarter:		Q2 ‘04		-3.25%
The year-to-date total return of the Acquiring Fund’s Class A shares as of 6/30/08 was 0.06%.

Acquiring Fund Average annual total returns as of 12/31/07
Share class	1 Year	5 Years	10 Years
Class A returns before taxes	4.59%	4.65%	6.16%
Class A returns after taxes on distributions	2.69%	2.81%	3.66%
Class A returns after taxes on distributions and sale of fund shares	2.97%	2.89%	3.72%
Class I returns before taxes	4.87%	4.93%	5.06%†
Lehman Brothers U.S. Aggregate Index reflects no deduction for fees, expenses or taxes	6.97%	4.42%	5.97%††

† Since inception on 5/31/01.
†† Reflects 10 year period. For the period 5/31/01 through 12/31/07, the average annual total return of the Lehman Brothers U.S. Aggregate Index was +5.68%.

Fund — Class A Shares
Year-by-year total returns as of 12/31 each year (%)

+7.64	-2.18	+10.91	+7.10	+8.53	+2.84	+3.96	+1.89	+3.65	+3.85
‘98	‘99	‘00	‘01	‘02	‘03	‘04	‘05	‘06	‘07

Best Quarter:		Q3 ‘98		+4.67%
Worst Quarter:		Q2 ‘04		-2.82%
The year-to-date total return of the Fund’s Class A shares as of 6/30/08 was -1.33%.

Fund Average annual total returns as of 12/31/07
Share class	1 Year	5 Years	10 Years
Class A returns before taxes	3.85%	3.23%	4.76%
Class A returns after taxes on distributions	2.20%	1.76%	2.95%
Class A returns after taxes on distributions and sale of fund shares	2.48%	1.92%	2.97%
Class B returns before taxes	3.24%	2.71%	4.45%*
Class C returns before taxes	3.33%	2.72%	4.22%
Class I returns before taxes	4.10%	3.49%	5.02%
Lehman Brothers U.S. Aggregate Index reflects no deduction for fees, expenses or taxes	6.97%	4.42%	5.97%

* Assumes conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

Investment Adviser. The investment adviser for each fund is Dreyfus, located at 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $316 billion in approximately 180 mutual fund portfolios. A discussion regarding the basis for the Acquiring Company’s Board approving the Acquiring Fund’s management agreement with Dreyfus is available in the Acquiring Fund’s Annual Report for the fiscal year ended July 31, 2007. Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation (“BNY Mellon”), a global financial services company focused on helping clients move and manage their financial assets, operating in 34 countries and serving more than 100 markets. BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team. BNY Mellon has more than $23 trillion in assets under custody and administration and $1.1 trillion in assets under management, and it services more than $11 trillion in outstanding debt. Additional information is available at www.bnymellon.com.

Primary Portfolio Managers. The Fund and the Acquiring Fund have different portfolio managers. The Acquiring Fund’s portfolio manager will continue to manage the Acquiring Fund after the proposed Reorganization. Kent Wosepka has been the Acquiring Fund’s primary portfolio manager since January 2005. Mr. Wosepka is a Vice President and senior portfolio manager for Standish Mellon Asset Management Company LLC (“Standish”), a subsidiary of BNY Mellon and an affiliate of Dreyfus, where he has been employed since 1998. Mr. Wosepka became a dual employee of Dreyfus and Standish in September 2001.

David Bowser and Peter Vaream have been the Fund’s primary portfolio managers since April 2008. Mr. Bowser has been employed by Dreyfus since July 2006. He also is a Chartered Financial Analyst and a portfolio manager for dedicated corporate mandates at Standish. Mr. Bowser joined Standish in 2000. Mr. Vaream has been employed by Dreyfus since April 2008. He also is a senior portfolio manager for active core fixed income strategies at Standish. Mr. Vaream joined Standish in 2007. Prior to that time, he was a senior member of the fixed income strategy group at MFS Investment Management since 1993.

Board Members. Other than Joseph S. DiMartino, who is Chairman of the Board of the Company and the Acquiring Company, the Company and the Acquiring Company have different Board members. None of the Board members of the Company or the Acquiring Company is an “interested person” (as defined in the 1940 Act) of the Fund or the Acquiring Fund (“Independent Board Members”). For a description of the Acquiring Company’s Board members, see Exhibit B.

Independent Registered Public Accounting Firms. KPMG LLP is the independent registered public accounting firm for the Fund. Ernst & Young LLP is the independent registered public accounting firm for the Acquiring Fund.

Capitalization. Each fund has classified its shares into four classes — Class A, Class B, Class C and Class I. Holders of the Fund’s Class A, B and C shares would receive Class A shares of the Acquiring Fund and holders of the Fund’s Class I shares would receive Class I shares of the Acquiring Fund. There will be no exchange in the Reorganization of Class B or Class C shares of the Acquiring Fund. The following table sets forth, as of May 31, 2008, (1) the capitalization of each class of the Fund’s shares, (2) the capitalization of Class A and Class I shares of the Acquiring Fund and (3) the pro forma capitalization of Class A and Class I shares of the Acquiring Fund, as adjusted showing the effect of the Reorganization had it occurred on such date.

	Fund Class A	Fund Class B	Fund Class C	Acquiring Fund Class A	Adjustments Class A	Pro Forma After Reorganization Acquiring Fund Class A
Total net assets	$14,297,153	$2,507,493	$7,072,147	$1,320,794,447		$1,344,671,240
Net asset value per share	$10.61	$10.64	$10.49	$12.26		$12.26
Shares outstanding	1,347,587	235,608	673,977	107,728,366	(306,964)*	109,678,574

	Fund Class I	Acquiring Fund Class I	Adjustments Class I	Pro Forma After Reorganization Acquiring Fund Class I
Total net assets	$7,304,366	$39,575,724		$46,880,090
Net asset value per share	$10.61	$12.26		$12.26
Shares outstanding	688,550	3,228,387	(92,668)*	3,824,269
_______________
* Adjustment to reflect the exchange of shares outstanding from the Fund to the Acquiring Fund.

The Fund’s total net assets (attributable to Class A, Class B, Class C and Class I shares) and the Acquiring Fund’s total net assets (attributable to Class A, Class B, Class C and Class I shares), as of May 31, 2008, were $31,181,159 and $1,465,853,400, respectively. Each share has one vote. Shares have no preemptive or subscription rights and are freely transferable. All share classes of a fund invest in the same portfolio of securities, but the classes are subject to different charges and expenses and will likely have different share prices.

Purchase Procedures. The purchase procedures of the Fund and the Acquiring Fund and the automatic investment services they offer are the same. See “Shareholder Guide — Buying shares,” “Services for Fund Investors,” “Instructions for Regular Accounts” and “Instructions for IRAs” in the relevant Prospectus and “How to Buy Shares” and “Shareholder Services” in the relevant Statement of Additional Information for a discussion of purchase procedures.

Distribution and Service Plans. Class A, Class B and Class C shares of the Fund are subject to a plan adopted pursuant to Rule 12b-1 under the 1940 Act (a “Rule 12b-1 Plan”). Under the Rule 12b-1 Plan, the Fund pays MBSC Securities Corporation (“MBSC”), the Fund’s distributor, a fee at an annual rate of 0.25% of the value of the average daily net assets of Class A shares and 0.75% of the value of the average daily net assets of Class B and Class C shares, respectively, to finance the sale and distribution of such shares and for shareholder servicing. Because Rule 12b-1 Plan fees are paid out of the assets attributable to the relevant class of shares on an ongoing basis, over time they will increase the cost of your investment in such class of shares and may cost you more than paying other types of sales charges. There is no Rule 12b-1 Plan fee for Class A shares of the Acquiring Fund or Class I shares of each fund. See “Distribution and Services Plan” in the Fund’s Statement of Additional Information for a discussion of the respective Rule 12b-1 Plan.

Shareholder Services Plan. Class A shares of the Acquiring Fund are subject to a Shareholder Services Plan pursuant to which the Acquiring Fund pays MBSC, the Acquiring Fund’s distributor, a fee at an annual rate of 0.25% of the value of the average daily net assets of Class A shares for providing shareholder services. There is no Shareholder Services Plan fee for Class I shares. The Fund has no shareholder services plan, but has adopted plans pursuant to Rule 12b-1 under the 1940 Act, as described above, which provide for payments for shareholder servicing. See “Distribution and Servicing Arrangements — Shareholder Services Plan” in the Acquiring Fund’s Statement of Additional Information for a discussion of the Shareholder Services Plan.

Redemption Procedures. The redemption procedures of the Fund and the Acquiring Fund are the same. See “Shareholder Guide — Selling shares,” “Instructions for Regular Accounts” and “Instructions for IRAs” in the relevant Prospectus and “How to Redeem Shares” in the relevant Statement of Additional Information for a discussion of redemption procedures.

Distributions. The dividends and distributions policies of the Fund and the Acquiring Fund are identical. The Acquiring Fund, like the Fund, normally declares and pays dividends monthly. Although they may do so more frequently, each fund anticipates paying its shareholders dividends once a month and any capital gain distribution annually. The actual amount of dividends paid per share by the Fund and the Acquiring Fund is different. See “Distributions and Taxes” in the relevant Prospectus for a discussion of such policies.

Shareholder Services. The shareholder services offered by the Fund and the Acquiring Fund are the same. The privileges you currently have on your Fund account will transfer automatically to your account with the Acquiring Fund. In addition, if you hold Class A shares, you also will have the ability to write redemption checks against your Acquiring Fund account through the Checkwriting Privilege. See “Services for Fund Investors” in the relevant Prospectus and “Shareholder Services” in the relevant Statement of Additional Information for a further discussion of the shareholder services offered.

REASONS FOR THE REORGANIZATION

After management of Dreyfus reviewed the funds in the Dreyfus Family of Funds to determine whether it would be appropriate to consolidate certain funds having similar investment objectives and investment management policies and that would otherwise benefit fund shareholders, management recommended to the Company’s Board and to the Acquiring Company’s Board that the Fund be consolidated with the Acquiring Fund. The Company’s Board and the Acquiring Company’s Board have concluded, with respect to the Fund and the Acquiring Fund, respectively, that the Reorganization is in the best interests of the Fund and its shareholders and the Acquiring Fund and its shareholders, respectively. The Company’s Board believes that the Reorganization will permit Fund shareholders to pursue the same investment goals in a substantially larger fund with a better performance record and a lower net expense ratio, without diluting such shareholders’ interests. In addition, the Acquiring Fund will have, for at least one year after the Reorganization, a net expense ratio that is the same as or lower than that of the Fund. As of May 31, 2008, the Fund had net assets of approximately $31 million and the Acquiring Fund had net assets of approximately $1.465 billion. By combining the Fund with the Acquiring Fund, Fund shareholders should benefit from more efficient portfolio management and Dreyfus should be able to eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities.

The Acquiring Company’s Board considered that the Reorganization presents an opportunity for the Acquiring Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Acquiring Fund.

In determining whether to recommend approval of the Reorganization, each Board considered the following factors, among others: (1) the compatibility of the Fund’s and the Acquiring Fund’s investment objectives, management policies and restrictions, as well as shareholder services offered by the Fund and the Acquiring Fund; (2) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests; (3) the expense ratios and information regarding the fees and expenses of the Fund and the Acquiring Fund, as well as the estimated expense ratio of the combined Acquiring Fund; (4) the relative performance of the Fund and the Acquiring Fund; (5) the tax consequences of the Reorganization; and (6) that the costs to be incurred by the Fund and the Acquiring Fund in connection with the Reorganization would be borne by Dreyfus and not the Fund or the Acquiring Fund.

For the reasons described above, the Company’s Board and the Acquiring Company’s Board, each of which is comprised entirely of Independent Board Members, approved the Reorganization.

INFORMATION ABOUT THE REORGANIZATION

Plan of Reorganization. The following summary of the Plan is qualified in its entirety by reference to the Plan attached to this Prospectus/Proxy Statement as Exhibit A. The Plan provides that, subject to the requisite approval of the Fund’s shareholders, the Acquiring Fund will acquire all of the assets of the Fund in exchange for Class A and Class I shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund’s stated liabilities on December 17, 2008 or such other date as may be agreed upon by the parties (the “Closing Date”). The number of Class A and Class I shares of the Acquiring Fund to be issued to the Fund will be determined on the basis of the relative net asset values per share and aggregate net assets of the corresponding class of the Fund and the Acquiring Fund, generally computed as of the close of trading on the floor of the New York Stock Exchange (usually at 4:00 p.m., Eastern time) on the Closing Date. Portfolio securities of the Fund and the Acquiring Fund will be valued in accordance with the valuation practices of the Acquiring Fund, which are the same as those of the Fund and are described under the caption “Shareholder Guide—Buying shares” in the Acquiring Fund’s Prospectus and under the caption “Determination of Net Asset Value” in the Acquiring Fund’s Statement of Additional Information.

On or before the Closing Date, the Fund will declare a dividend or dividends which, together with all previous dividends, will have the effect of distributing to Fund shareholders all of the Fund’s previously undistributed investment company taxable income, if any, for the tax periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), its net exempt interest income for the tax periods ending on or before the Closing Date, and all of its previously undistributed net capital gain, if any, realized in the tax periods ending on or before the Closing Date (after reduction for any capital loss carryforward). Any such distribution will be taxable to Fund shareholders.

As soon as conveniently practicable after the Closing Date, the Fund will liquidate and distribute pro rata to its Class A, Class B, and Class C shareholders and Class I shareholders of record as of the close of business on the Closing Date, Acquiring Fund Class A shares and Class I shares, respectively, received by it in the Reorganization. Such liquidation and distribution will be accomplished by establishing accounts on the share records of the Acquiring Fund in the name of each Fund shareholder, each account being credited with the respective pro rata number of Acquiring Fund shares due to the shareholder. After such distribution and the winding up of its affairs, the Fund will cease operations and will be terminated as a series of the Company. After the Closing Date, any outstanding certificates representing Fund shares will be canceled and the Acquiring Fund shares distributed to the Fund’s shareholders of record will be reflected on the books of the Acquiring Fund as uncertificated, book-entry shares.

The Plan may be amended at any time prior to the Reorganization. The Fund will provide its shareholders with information describing any material amendment to the Plan prior to shareholder consideration. The obligations of the Company, on behalf of the Fund, and the Acquiring Company, on behalf of the Acquiring Fund, under the Plan are subject to various conditions, including approval by Fund shareholders holding the requisite number of Fund shares and the continuing accuracy of various representations and warranties of the Company, on behalf of the Fund, and the Acquiring Company, on behalf of the Acquiring Fund.

The total expenses of the Reorganization are expected to be approximately $70,000, which will be borne by Dreyfus. In addition to use of the mails, proxies may be solicited personally or by telephone, and Dreyfus may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. In addition, an outside firm may be retained to solicit proxies on behalf of the Company’s Board. The cost of any such outside solicitation firm, which would be borne by Dreyfus, is estimated to be approximately $9,500, which amount is included in the estimated total expenses of the Reorganization listed above. The funds, however, will bear their respective portfolio transaction costs whether or not associated with the Reorganization.

By approving the Reorganization, Fund shareholders are also, in effect, agreeing to the Acquiring Fund’s investment objective and policies, investment advisory and distribution arrangements, Board composition, and independent registered public accounting firm.  If the Reorganization is not approved by Fund shareholders, the Company’s Board will consider other appropriate courses of action with respect to the Fund.

Temporary Suspension of Certain of the Fund’s Investment Restrictions. Since certain of the Fund’s existing investment restrictions could preclude the Fund from consummating the Reorganization in the manner contemplated in the Plan, Fund shareholders are requested to authorize the temporary suspension of any investment restriction of the Fund to the extent necessary to permit the consummation of the Reorganization. The temporary suspension of any of the Fund’s investment restrictions will not affect the investment restrictions of the Acquiring Fund. A vote in favor of the proposal is deemed to be a vote in favor of the temporary suspension.

Federal Income Tax Consequences. The exchange of Fund assets for Acquiring Fund Class A and Class I shares, the Acquiring Fund’s assumption of the Fund’s stated liabilities and the Fund’s distribution of those shares to Fund shareholders are intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”). As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive the opinion of Stroock & Stroock & Lavan LLP, counsel to the Acquiring Fund and the Independent Board Members, to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for federal income tax purposes: (1) the transfer of all of the Fund’s assets to the Acquiring Fund in exchange solely for Acquiring Fund Class A and Class I shares and the assumption by the Acquiring Fund of the Fund’s stated liabilities, followed by the distribution by the Fund of those Acquiring Fund Class A and Class I shares pro rata to Fund shareholders in complete liquidation of the Fund, will qualify as a “reorganization” within the meaning of Section 368(a) of the Code, and each of the Fund and the Acquiring Fund will be “a party to a reorganization”; (2) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund in exchange solely for Acquiring Fund Class A and Class I shares and the assumption by the Acquiring Fund of stated liabilities of the Fund pursuant to the Reorganization; (3) no gain or loss will be recognized by the Fund upon the transfer of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Class A and Class I shares and the assumption by the Acquiring Fund of stated liabilities of the Fund or upon the distribution (whether actual or constructive) of those Acquiring Fund Class A and Class I shares to Fund shareholders in exchange for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (4) no gain or loss will be recognized by Fund shareholders upon the exchange of their Fund Class A, Class B and Class C shares and Class I shares for Acquiring Fund Class A shares and Class I shares, respectively, pursuant to the Reorganization; (5) the aggregate tax basis for the Acquiring Fund Class A and Class I shares received by each Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis for the Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Class A and Class I shares received by each Fund shareholder will include the period during which the Fund shares exchanged therefor were held by such shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (6) the tax basis of each Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each Fund asset in the hands of the Acquiring Fund will include the period during which that asset was held by the Fund.

The Fund and the Acquiring Fund have not sought a tax ruling from the Internal Revenue Service (“IRS”). The opinion of counsel is not binding on the IRS, nor does it preclude the IRS from adopting a contrary position. Fund shareholders should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, Fund shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

Capital Loss Carryforward. As of the Fund’s fiscal year ended October 31, 2007, the Fund has an unused capital loss carryforward of approximately $1.135 million. There are limitations to the amount of the carryforward that can be utilized in any one year, and any amount that cannot be utilized in any one year can be carried over to a succeeding year subject to the same limitations in such year. Different amounts of the capital loss carryforward expire in different years. If the Reorganization is consummated it is expected that the Fund’s capital loss carryforward will carry over to the Acquiring Fund.

Required Vote and Board’s Recommendation

The Company’s Board has approved the Plan and the Reorganization and has determined that (1) participation in the Reorganization is in the best interests of the Fund and its shareholders and (2) the interests of shareholders of the Fund will not be diluted as a result of the Reorganization. The affirmative vote of a majority of the Fund’s shares outstanding and entitled to vote is required to approve the Plan and the Reorganization.

THE COMPANY’S BOARD, ALL OF WHOSE MEMBERS ARE INDEPENDENT BOARD
MEMBERS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR”
APPROVAL OF THE PLAN AND THE REORGANIZATION.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE FUND

Information about the Acquiring Fund is incorporated by reference into this Prospectus/Proxy Statement from the Acquiring Fund’s Prospectus forming a part of the Acquiring Company’s Registration Statement on Form N-1A (File No. 33-48926). Information about the Fund is incorporated by reference into this Prospectus/Proxy Statement from the Fund’s Prospectus forming a part of the Company’s Registration Statement on Form N-1A (File No. 33-16338).

The Fund and the Acquiring Fund are subject to the requirements of the 1940 Act and file reports, proxy statements and other information with the Commission. Reports, proxy statements and other information filed by the Fund and the Acquiring Fund may be inspected and copied at the Public Reference Facilities of the Commission at 100 F Street, N.E., Washington, D.C. 20549. Text-only versions of fund documents can be viewed on-line or downloaded from www.sec.gov or www.dreyfus.com. Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

VOTING INFORMATION

In addition to the use of the mails, proxies may be solicited personally or by telephone, and persons holding Fund shares in their names or in nominee name may be paid for their expenses in sending soliciting materials to their principals. An outside firm may be retained to assist in the solicitation of proxies, primarily by contacting shareholders by telephone.

Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder’s identity. In all cases where a telephonic proxy is solicited (as opposed to where the shareholder calls the toll-free number directly to vote), the shareholder will be asked to provide or confirm certain identifiable information and to confirm that the shareholder has received the Prospectus/Proxy Statement and proxy card in the mail.  Within 72 hours of receiving a shareholder’s telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder’s instructions and to provide a telephone number to call immediately if the shareholder’s instructions are not correctly reflected in the confirmation. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting a new proxy to the Fund or by attending the Meeting and voting in person.

If a proxy is executed properly and returned accompanied by instructions to withhold authority to vote, represents a broker “non-vote” (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention (collectively, “abstentions”), the Fund shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will have the effect of a “no” vote for the purpose of obtaining requisite approval for the proposal.

With respect to Dreyfus individual retirement accounts (“IRAs”), the Individual Retirement Custodial Account Agreement governing the IRAs requires The Bank of New York Mellon (“BNYM”), as the custodian of the IRAs, to vote Fund shares held in such IRAs in accordance with the IRA shareholder’s instructions. However, if no voting instructions are received, BNYM may vote Fund shares held in the IRA in the same proportions as the Fund shares for which voting instructions are received from other Dreyfus IRA shareholders. Therefore, if an IRA shareholder does not provide voting instructions prior to the Meeting, BNYM will vote the IRA shares “FOR”, “AGAINST” or “ABSTAIN” in the same proportions as it votes the shares for which properly conveyed instructions are timely received from other Dreyfus IRA shareholders.

In the event that a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies for the Fund. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Fund shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote “FOR” the proposal in favor of such adjournment, and will vote those proxies required to be voted “AGAINST” the proposal against any adjournment. A quorum is constituted for the Fund by the presence in person or by proxy of the holders of 33-1/3% of the Fund’s outstanding shares entitled to vote at the Meeting.

The votes of the Acquiring Fund’s shareholders are not being solicited since their approval or consent is not necessary for the Reorganization.

As of June 30, 2008, the following shareholders were known by the Fund to own of record or beneficially 5% or more of the indicated class of the Fund’s outstanding voting shares:

	Percentage of Outstanding Shares

Name and Address	Before Reorganization	After Reorganization (Class A Shares)
Class A Shares

National Financial Services 82 Devonshire Street Boston, MA 02109-3605	16.3147%	8.9730%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	14.8720%	0.1781%

Morgan Stanley & Co. Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	12.9596%	0.1408%

Merrill Lynch, Pierce, Fenner & Smith For the Sole Benefit of Its Customers 4800 Deer Lake Drive East, Floor 3 Jacksonville, FL 32246-6484	10.5237%	0.2430%

First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	5.2234%	0.0950%

Class B Shares

Merrill Lynch, Pierce, Fenner & Smith For the Sole Benefit of Its Customers 4800 Deer Lake Drive East, Floor 3 Jacksonville, FL 32246-6484	19.0189%	0.2430%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	10.3256%	0.1781%

National Financial Services 82 Devonshire Street Boston, MA 02109-3605	9.3221%	8.9730%

First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	5.2214%	0.0950%

Class C Shares

Merrill Lynch, Pierce, Fenner & Smith For the Sole Benefit of Its Customers 4800 Deer Lake Drive East, Floor 3 Jacksonville, FL 32246-6484	13.6351%	0.2430%

LPL Financial Corporation 9785 Town Center Drive San Diego, CA 92121-1968	9.4763%	0.0490%

First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	5.7686%	0.0950%

	Percentage of Outstanding Shares

Name and Address	Before Reorganization	After Reorganization

Class I Shares

Mac & Co. Mutual Fund Operations P.O. Box 3198 Pittsburgh, PA 15230-3198	25.4667%	19.7910%

National Financial Services 82 Devonshire Street Boston, MA 02109-3605	20.4648%	3.2400%

SEI Private Trust Company Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456	17.8968%	28.5160%

Lancaster County Firemens Association 632 East Oregon Road Lititz, PA 17543-9202	5.8082%	0.9190%

As of June 30, 2008, the following shareholders were known by the Acquiring Fund to own of record or beneficially 5% or more of the indicated class of the Acquiring Fund’s outstanding voting shares:

	Percentage of Outstanding Shares
Name and Address	Before Reorganization	After Reorganization
Class A Shares

Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94101-4151	18.6644%	18.3340%

National Financial Services 82 Devonshire Street Boston, MA 02109-3605	8.9538%	8.9730%

Wells Fargo Bank of Minnesota NPF Coordinator Wells Fargo Center 6th & Marquette P.O. Box 9131 Minneapolis, MN 55480	6.8505%	6.7291%

Class I Shares

SEI Private Trust Company c/o Mellon One Freedom Valley Drive Oaks, PA 19456	30.5120%	28.5160%

The Bear Stearns Co. Inc. Cash or Deferred Compensation Plan Custodial Trust Co. 101 Carnegie Center Princeton, NJ 08540-6231	24.9573%	21.0070%

Mac & Co. FBO Benchmark Electronics Mutual Fund Operations P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230-3198	18.7235%	19.7910%

The Bear Stearns Co. Inc. FBO Profit Sharing Plan Cust. Trust Co. Effective 5/1/94 115 South Jefferson Road Whippany, NJ 07981-1048	8.3769%	7.0510%

A shareholder who beneficially owns, directly or indirectly, more than 25% of a fund’s voting securities may be deemed a “control person” (as defined in the 1940 Act) of the fund.

As of June 30, 2008, Board members and officers of the Acquiring Company and the Company, as a group, owned less than 1% of the Acquiring Fund’s or the Fund’s outstanding shares, respectively.

FINANCIAL STATEMENTS AND EXPERTS

The audited financial statements of the Fund for its fiscal year ended October 31, 2007 and the audited financial statements of the Acquiring Fund for its fiscal year ended July 31, 2007 have been incorporated herein by reference in reliance upon the reports of KPMG LLP, the Fund’s independent registered public accounting firm, and Ernst & Young LLP, the Acquiring Fund’s independent registered public accounting firm, respectively, given on their authority as experts in accounting and auditing.

OTHER MATTERS

The Company’s Board members are not aware of any other matters that may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
AND THEIR NOMINEES

Please advise the Fund, in care of Dreyfus Transfer, Inc., P.O. Box 55263, Boston, Massachusetts 02205-8501, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of the Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION dated as of July 24, 2008 (the “Agreement”), between THE DREYFUS/LAUREL FUNDS, INC. (the “Company”), a Maryland corporation, on behalf of DREYFUS PREMIER LIMITED TERM INCOME FUND (the “Fund”), and DREYFUS INVESTMENT GRADE FUNDS, INC. (the “Acquiring Company”), a Maryland corporation, on behalf of DREYFUS PREMIER INTERMEDIATE TERM INCOME FUND (the “Acquiring Fund”).

This Agreement is intended to be and is adopted as a “plan of reorganization” within the meaning of the regulations under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization will consist of the transfer of all of the assets of the Fund to the Acquiring Fund in exchange solely for the Acquiring Fund’s Class A and Class I shares (“Acquiring Fund Shares”) of common stock, par value $.001 per share, and the assumption by the Acquiring Fund of the liabilities of the Fund as described herein, and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Fund in liquidation of the Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”).

WHEREAS, the Fund is a series of the Company, a registered, open-end management investment company, and the Acquiring Fund is a series of the Acquiring Company, a registered, open-end management investment company, and the Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, both the Acquiring Fund and the Fund are authorized to issue their shares of common stock;

WHEREAS, the Company’s Board has determined that the Reorganization is in the best interests of the Fund and the Fund’s shareholders and that the interests of the Fund’s existing shareholders will not be diluted as a result of the Reorganization; and

WHEREAS, the Acquiring Company’s Board has determined that the Reorganization is in the best interests of the Acquiring Fund and the Acquiring Fund’s shareholders and that the interests of the Acquiring Fund’s existing shareholders will not be diluted as a result of the Reorganization:

NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

1.	THE REORGANIZATION.

1.1       Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Fund agrees to assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, as set forth in paragraph 1.2, free and clear of all liens, encumbrances and claims whatsoever. The Acquiring Fund agrees in exchange therefor (a) to deliver to the Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3; and (b) to assume the stated liabilities of the Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing (the “Closing”) as of the close of business on the closing date (the “Closing Date”), provided for in paragraph 3.1. In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Fund’s account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Fund.

1.2       The assets of the Fund to be acquired by the Acquiring Fund shall consist of all assets, including, without limitation, all portfolio securities, cash, cash equivalents, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends or interest and other receivables) and other property belonging to the Fund, and any deferred or prepaid expenses, reflected on an unaudited statement of assets and liabilities of the Fund approved by The Dreyfus Corporation (“Dreyfus”), as of the Valuation Date (as defined in paragraph 2.1), in accordance with U.S. generally accepted accounting principles (“GAAP”) consistently applied from the Fund’s prior audited period (the “Assets”).

1.3       The Fund will endeavor to identify and, to the extent practicable, discharge all of its known liabilities and obligations before the Closing Date. The Acquiring Fund shall assume the liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Fund approved by Dreyfus, as of the Valuation Date, in accordance with GAAP consistently applied from the Fund’s prior audited period. The Acquiring Fund shall assume only those liabilities of the Fund reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

1.4       Delivery of the Fund’s Assets shall be made on the Closing Date and shall be delivered to The Bank of New York Mellon, One Wall Street, New York, New York 10286, the Acquiring Fund’s custodian (the “Custodian”), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

1.5       The Fund will pay or cause to be paid to the Acquiring Fund any dividends and interest received on or after the Closing Date with respect to Assets transferred to the Acquiring Fund hereunder. The Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Fund after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in the Assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

1.6       As soon after the Closing Date as is conveniently practicable, the Fund will distribute pro rata to holders of record of the Fund’s Class A, Class B and Class C shares and Class I shares, determined as of the close of business on the Closing Date (“Fund Shareholders”), Class A shares and Class I shares, respectively, of the Acquiring Fund received by the Fund pursuant to paragraph 1.1, and will completely liquidate and, promptly thereafter, terminate in accordance with applicable laws of the State of Maryland and federal securities laws. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Fund Shareholders and representing the respective pro rata number of the applicable Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Fund simultaneously will be canceled on the books of the Fund and will be null and void. Acquiring Fund Shares distributed to Fund Shareholders will be reflected on the books of the Acquiring Fund as uncertificated, book-entry shares; the Acquiring Fund will not issue share certificates in the Reorganization.

1.7       Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund’s then-current prospectus and statement of additional information.

1.8       Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund Shares on the books of the Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.9       Any reporting responsibility of the Fund, including the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Fund up to and including the Closing Date and such later date on which the Fund’s existence is terminated.

1.10     As soon as practicable after the Closing Date, the Company shall provide the Acquiring Fund with copies of all books and records that pertain to the Fund that the Acquiring Fund is required to maintain under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules of the Commission thereunder.

2.	VALUATION.

2.1       The value of the Fund’s Assets to be acquired, and the amount of the Fund’s liabilities to be assumed, by the Acquiring Fund hereunder shall be computed as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in the Acquiring Company’s Articles of Incorporation, as amended (the “Acquiring Company’s Charter”), and the then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund, or such other valuation procedures as shall be mutually agreed upon by the parties hereto.

2.2       The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures set forth in the Acquiring Company’s Charter and the then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund.

2.3       The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Fund’s net assets shall be determined by dividing the value of the net assets of the applicable class of the Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one Acquiring Fund Share of the corresponding class, determined in accordance with paragraph 2.2.

2.4       All computations of value shall be made in accordance with the regular practices of Dreyfus as fund accountant for the Fund and the Acquiring Fund.

3.	CLOSING AND CLOSING DATE.

3.1       The Closing Date shall be December 17, 2008, or such other date as the parties, through their duly authorized officers, may mutually agree. All acts taking place at the Closing shall be deemed to take place simultaneously on the Closing Date unless otherwise provided. The Closing shall be held at 5:00 p.m., Eastern time, at the offices of Dreyfus, 200 Park Avenue, 8th Floor, New York, New York, or such other time and/or place as the parties may mutually agree.

3.2       The Custodian shall deliver at the Closing a certificate of an authorized officer stating that the Fund’s Assets have been delivered in proper form to the Acquiring Fund on the Closing Date. The Fund’s portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or with a permitted counterparty or futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered to the Custodian as of the Closing Date by book entry, in accordance with the customary practices of the Custodian. The cash to be transferred by the Fund shall be delivered to the Custodian for the account of the Acquiring Fund by wire transfer of federal funds on the Closing Date.

3.3       If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such other date as the parties hereto may agree.

3.4       The Fund’s transfer agent shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund’s transfer agent shall issue and deliver to the Company’s Secretary a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Company that such Acquiring Fund Shares have been credited to the Fund’s account on the books of the Acquiring Fund.

3.5       At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

3.6       If the Fund is unable to make delivery to the Custodian pursuant to paragraph 3.2 of any of the Assets for the reason that any of such Assets have not yet been delivered to the Fund by the Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Fund shall deliver with respect to said Assets executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or the Custodian, including broker confirmation slips.

4.	REPRESENTATIONS AND WARRANTIES.

4.1       The Company, on behalf of the Fund, represents and warrants to the Acquiring Company, on behalf of the Acquiring Fund, as follows:

(a) The Fund is a duly established and designated series of the Company, a corporation duly organized and validly existing under the laws of the State of Maryland, and has power to carry out its obligations under this Agreement.

(b) The Company is registered under the 1940 Act as an open-end management investment company, and the Fund’s shares are registered under the Securities Act of 1933, as amended (the “1933 Act”), and such registrations have not been revoked or rescinded and are in full force and effect. The Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c) The current prospectus and statement of additional information of the Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(d) The Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Company’s Articles of Incorporation, as amended (the “Company’s Charter”), or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company is a party on behalf of the Fund or by which the Fund is bound, nor will the execution, delivery and performance of this Agreement by the Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Company is a party on behalf of the Fund or by which the Fund is bound.

(e) The Fund has no material contracts or other commitments that will be terminated with liability to the Fund on or prior to the Closing Date.

(f) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and by state securities laws.

(g) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Company’s knowledge threatened against the Fund or any of the Fund’s properties or assets which, if adversely determined, would materially and adversely affect the Fund’s financial condition or the conduct of the Fund’s business. The Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Fund’s business or the Fund’s ability to consummate the transactions contemplated herein.

(h) The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Schedule of Portfolio Investments (indicating their market values) of the Fund for each of the Fund’s five fiscal years ended October 31, 2007 have been audited by KPMG LLP, an independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Fund as of such dates, and there are no known contingent liabilities of the Fund as of such dates not disclosed therein.

(i) Since October 31, 2007, there has not been any material adverse change in the Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraphs 1.3 and 4.1(h) hereof.

(j) At the Closing Date, all federal and other tax returns and reports of the Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the knowledge of the Company no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns.

(k) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

(l) All issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Fund. All of the issued and outstanding shares of the Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of its transfer agent as provided in paragraph 3.4. The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Fund’s shares, nor is there outstanding any security convertible into any of the Fund’s shares.

(m) On the Closing Date, the Fund will have good and marketable title to the Assets and full right, power and authority to sell, assign, transfer and deliver the Assets to be transferred by it hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to and accepted by the Acquiring Fund.

(n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Company’s Board and, subject to the approval of the Fund’s shareholders, this Agreement will constitute the valid and legally binding obligation of the Company, on behalf of the Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

(o) The information to be furnished by the Company, on behalf of the Fund, for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

(p) The Registration Statement on Form N-14 and the Prospectus/Proxy Statement contained therein as amended or supplemented (the “Registration Statement”), as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Company and the Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Company and the Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

4.2       The Acquiring Company, on behalf of the Acquiring Fund, represents and warrants to the Company, on behalf of the Fund, as follows:

(a) The Acquiring Fund is a duly established and designated series of the Acquiring Company, a corporation duly organized and validly existing under the laws of the State of Maryland, and has power to carry out its obligations under this Agreement.

(b) The Acquiring Company is registered under the 1940 Act as an open-end management investment company, and the Acquiring Fund’s shares are registered under the 1933 Act, and such registrations have not been revoked or rescinded and are in full force and effect. The Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Acquiring Company’s Charter or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Company is a party on behalf of the Acquiring Fund or by which the Acquiring Fund is bound, nor will the execution, delivery and performance of this Agreement by the Acquiring Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Company is a party on behalf of the Acquiring Fund or by which the Acquiring Fund is bound.

(e) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the 1934 Act and the 1940 Act and by state securities laws.

(f) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Acquiring Company’s knowledge threatened against the Acquiring Fund or any of the Acquiring Fund’s properties or assets which, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of the Acquiring Fund’s business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s business or the Acquiring Fund’s ability to consummate the transactions contemplated herein.

(g) The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Schedule of Portfolio Investments (indicating their market values) of the Acquiring Fund for each of the Acquiring Fund’s five fiscal years ended July 31, 2007 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Fund) fairly reflect the financial condition of the Acquiring Fund as of such dates.

(h) Since July 31, 2007, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraph 4.2(g) hereof.

(i) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the knowledge of the Acquiring Company no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns.

(j) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

(k) All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date (including the shares of the Acquiring Fund to be issued pursuant to paragraph 1.1 of this Agreement) will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

(l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Acquiring Company’s Board and, subject to the approval of the Fund’s shareholders, this Agreement will constitute the valid and legally binding obligation of the Acquiring Company, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

(m) The Registration Statement as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiring Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading. No representations and warranties in this paragraph 4.2 shall apply to statements or omissions made in reliance upon and in conformity with written information concerning the Fund furnished to the Acquiring Fund by the Company.

(n) No consideration other than the Acquiring Fund Shares (and the Acquiring Fund’s assumption of the Fund’s stated liabilities) will be issued in exchange for the Fund’s assets in the Reorganization.

(o) The Acquiring Fund does not directly or indirectly own, nor on the Closing Date will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of the Fund.

5.	COVENANTS OF THE ACQUIRING COMPANY AND THE COMPANY, ON BEHALF OF THE ACQUIRING FUND AND THE FUND, RESPECTIVELY.

5.1       The Acquiring Fund and the Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and other distributions.

5.2       The Company will call a meeting of the Fund’s shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3       Subject to the provisions of this Agreement, the Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.4       As promptly as practicable, but in any case within sixty days after the Closing Date, the Company shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Fund for federal income tax purposes which will be carried over to the Acquiring Fund as a result of Section 381 of the Code and which will be certified by the Company’s President or its Vice President and Treasurer.

5.5       The Company, on behalf of the Fund, will provide the Acquiring Fund with information reasonably necessary for the preparation of the Registration Statement.

5.6       The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.7       The Company, on behalf of the Fund, covenants that the Fund is not acquiring the Acquiring Fund Shares to be issued hereunder for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.8       As soon as is reasonably practicable after the Closing, the Fund will make a liquidating distribution to the Fund’s shareholders consisting of the Acquiring Fund Shares received at the Closing.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

6.1       All representations and warranties of the Company, on behalf of the Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

6.2       The Company shall have delivered to the Acquiring Fund a statement of the Fund’s assets and liabilities, together with a list of the Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Company’s Treasurer.

6.3       The Company shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Company’s name by the Company’s President or Vice President and its Treasurer, in form and substance satisfactory to the Acquiring Fund, to the effect that the representations and warranties of the Company, on behalf of the Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND.

The obligations of the Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1       All representations and warranties of the Acquiring Company, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

7.2       The Acquiring Company shall have delivered to the Fund on the Closing Date a certificate executed in the Acquiring Company’s name by the Acquiring Company’s President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Fund, to the effect that the representations and warranties of the Acquiring Company, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Fund shall reasonably request.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND AND THE ACQUIRING FUND.

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

8.1       This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Fund in accordance with the provisions of the Company’s Charter and the 1940 Act.

8.2       On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3       All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Fund or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Fund or the Acquiring Fund, provided that either party hereto may for itself waive any of such conditions.

8.4       The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5       The Fund shall have declared and paid a dividend or dividends which, together with all previous dividends, shall have the effect of distributing to Fund shareholders all of the Fund’s investment company taxable income (within the meaning of Section 852(b)(2) of the Code) for all taxable years or periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid); the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all taxable years or periods; and all of its net capital gain (as defined in Section 1222(11) of the Code) realized in all taxable years or periods (after reduction for any capital loss carryforward).

8.6       The Fund and Acquiring Fund shall have received an opinion of Stroock & Stroock & Lavan LLP substantially to the effect that based on the facts and assumptions stated herein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

(a) The transfer of all of the Fund’s assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund, followed by the distribution by the Fund of those Acquiring Fund Shares to Fund Shareholders in complete liquidation of the Fund, will qualify as a “reorganization” within the meaning of Section 368(a) of the Code and each of the Fund and the Acquiring Fund will be “a party to a reorganization”; (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund pursuant to the Reorganization; (c) no gain or loss will be recognized by the Fund upon the transfer of the Fund’s assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund or upon the distribution (whether actual or constructive) of those Acquiring Fund Shares to Fund Shareholders in exchange for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (d) no gain or loss will be recognized by Fund Shareholders upon the exchange of their Fund shares for the Acquiring Fund Shares pursuant to the Reorganization; (e) the aggregate tax basis for the Acquiring Fund Shares received by each Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Fund shares held by such Shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Shares received by each Fund Shareholder will include the period during which the Fund shares exchanged therefor were held by such Shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (f) the tax basis of each Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each asset of the Fund in the hands of the Acquiring Fund will include the period during which that asset was held by the Fund.

In rendering its opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which counsel may treat as representations and warranties made to it, and in separate letters addressed to counsel and the certificates delivered pursuant to this Agreement.

No opinion will be expressed as to the effect of the Reorganization on (i) the Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any Fund Shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

9.	TERMINATION OF AGREEMENT; EXPENSES.

9.1       This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of the Acquiring Company or of the Company, as the case may be, at any time prior to the Closing Date (and notwithstanding any vote of the Fund’s shareholders) if circumstances should develop that, in the opinion of the party’s Board, make proceeding with the Reorganization inadvisable.

9.2       If this Agreement is terminated and the transactions contemplated hereby are abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Board members or officers of the Company or the Acquiring Company, or shareholders of the Fund or of the Acquiring Fund, as the case may be, in respect of this Agreement.

9.3       Each party acknowledges that all expenses directly incurred in connection with the Reorganization will be borne by Dreyfus.

10.	WAIVER.

At any time prior to the Closing Date, except as otherwise expressly provided, any of the foregoing conditions may be waived by the Board of the Company or of the Acquiring Company if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund or of the Acquiring Fund, as the case may be.

11.	MISCELLANEOUS.

11.1     None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

11.2     This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof. Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

11.3     This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Acquiring Company, on behalf of the Acquiring Fund, and the Company, on behalf of the Fund, shall be governed and construed in accordance with the internal laws of the State of Maryland, without giving effect to principles of conflict of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

11.4     This Agreement may be amended only by a signed writing between the parties.

11.5     This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

11.6     This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

11.7     It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Board members or officers of the Company or the Acquiring Company, or shareholders, nominees, agents, or employees of the Fund or the Acquiring Fund personally, but shall bind only the property of the Fund or the Acquiring Fund, as the case may be, as provided in the Company’s Charter or the Acquiring Company’s Charter, respectively. The execution and delivery of this Agreement by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Fund or the Acquiring Fund, as the case may be.

IN WITNESS WHEREOF, the Company, on behalf of the Fund, and the Acquiring Company, on behalf of the Acquiring Fund, have caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

THE DREYFUS/LAUREL FUNDS, INC., on
behalf of Dreyfus Premier Limited Term Income Fund

By:	/s/ J. David Officer
J. David Officer,
President

ATTEST:	/s/ Jeff Prusnofsky
Jeff Prusnofsky,
Assistant Secretary

DREYFUS INVESTMENT GRADE FUNDS,
INC., on behalf of Dreyfus Premier Intermediate Term Income Fund

By:	/s/ J. David Officer
J. David Officer,
President

ATTEST:	/s/ Jeff Prusnofsky
Jeff Prusnofsky,
Assistant Secretary

EXHIBIT B

DESCRIPTION OF THE ACQUIRING COMPANY’S BOARD MEMBERS

Board members of the Acquiring Company, together with information as to their positions with the Acquiring Company, principal occupations and other board memberships and affiliations, are shown below.1

Name (Age) Position with Acquiring Company (Since)	Principal Occupation During Past 5 Years	Other Board Memberships and Affiliations

Joseph S. DiMartino (64) Chairman of the Board (1995)	Corporate Director and Trustee

The Muscular Dystrophy Association, Director

Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director

Clifford L. Alexander, Jr. (74) Board Member (2003)	President of Alexander & Associates, Inc., a management consulting firm (January 1981 – present) Chairman of the Board of Moody’s Corporation (October 2000 – October 2003)	Mutual of America Life Insurance Company, Director

David W. Burke (72) Board Member (1994)	Corporate Director and Trustee	John F. Kennedy Library Foundation, Director

Whitney I. Gerard (73) Board Member (1993)	Partner of Chadbourne & Parke LLP	None

George L. Perry (74) Board Member (1992)	Economist and Senior Fellow at Brookings Institution	None

_______________

1 None of the Board members are "interested persons" of the Acquiring Company, as defined in the 1940 Act.

DREYFUS PREMIER LIMITED TERM INCOME FUND

The undersigned shareholder of Dreyfus Premier Limited Term Income Fund (the “Fund”), a series of The Dreyfus/Laurel Funds, Inc. (the “Company”), hereby appoints Jeff Prusnofsky and Joseph M. Chioffi, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of common stock of the Fund standing in the name of the undersigned at the close of business on August 5, 2008 at a Special Meeting of Shareholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 8th Floor, New York, New York 10166, at 11:30 a.m., on Wednesday, October 15, 2008, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Prospectus/Proxy Statement for the meeting.

THIS PROXY IS SOLICITED BY THE COMPANY’S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE PROPOSAL SHOWN ON THE REVERSE SIDE UNLESS OTHERWISE INDICATED.

THREE EASY WAYS TO VOTE YOUR PROXY

1.	TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.

2.	INTERNET: Go to www.proxyweb.com, and follow the on-line directions.
3.	MAIL: Vote, sign and date, and return in the enclosed postage-paid envelope.

If you are NOT voting by Telephone or Internet, Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

Dated: ________________________
Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope ______________________________
Signature(s) (Sign in the Box)

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Prospectus/Proxy Statement is acknowledged.

Please fill in box as shown using black or blue ink or number 2 pencil.

Please do not use fine point pens.

1.

To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to Dreyfus Premier Intermediate Term Income Fund (the “Acquiring Fund”), in exchange for Class A shares and Class I shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund’s net assets and the assumption by the Acquiring Fund of the Fund’s stated liabilities (the “Reorganization”). Class A shares and Class I shares of the Acquiring Fund received by the Fund in the Reorganization will be distributed by the Fund to its Class A, Class B and Class C shareholders and Class I shareholders, respectively, in liquidation of the Fund, after which the Fund will cease operations and will be terminated as a series of the Company.

FOR	AGAINST	ABSTAIN
☐	☐	☐

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

STATEMENT OF ADDITIONAL INFORMATION

August 1, 2008

Acquisition of the Assets of

DREYFUS PREMIER LIMITED TERM INCOME FUND
(A Series of The Dreyfus/Laurel Funds, Inc.)

144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144

1-800-554-4611

By and in Exchange for Class A and Class I Shares of

DREYFUS PREMIER INTERMEDIATE TERM INCOME FUND
(A Series of Dreyfus Investment Grade Funds, Inc.)

144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144

1-800-554-4611

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated August 1, 2008 relating specifically to the proposed transfer of all of the assets and liabilities of Dreyfus Premier Limited Term Income Fund (the “Fund”) in exchange for Class A and Class I shares of Dreyfus Premier Intermediate Term Income Fund (the “Acquiring Fund”). The transfer is to occur pursuant to an Agreement and Plan of Reorganization. This Statement of Additional Information consists of this cover page and the following documents attached hereto:

1.	The Acquiring Fund’s Statement of Additional Information dated December 3, 2007.
2.	The Acquiring Fund’s Annual Report for the fiscal year ended July 31, 2007.
3.	The Acquiring Fund’s Semi-Annual Report for the six-month period ended January 31, 2008.
4.	The Fund’s Annual Report for the fiscal year ended October 31, 2007.
5.	The Fund’s Semi-Annual Report for the six-month period ended April 30, 2008.

No pro forma financial statements showing the effect of the proposed reorganization on the Fund and the Acquiring Fund, as required pursuant to Rule 11-01 of Regulation S-X, are included in this Statement of Additional Information, as the Fund's net assets do not exceed 10% of the Acquiring Fund's net assets as of the date hereof.

The Acquiring Fund’s Statement of Additional Information, and the financial statements included in the Acquiring Fund’s Annual Report and the Fund’s Annual Report, are incorporated herein by reference. The Prospectus/Proxy Statement dated August 1, 2008 may be obtained by writing to the Fund or the Acquiring Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

DOCUMENTS INCORPORATED BY REFERENCE

The Acquiring Fund’s Statement of Additional Information dated December 3, 2007 is incorporated herein by reference to the Acquiring Fund’s Post-Effective Amendment No. 33 to its Registration Statement on Form N-1A, filed November 30, 2007 (File No. 33-48926). The financial statements of the Acquiring Fund are incorporated herein by reference to its Annual Report for the fiscal year ended July 31, 2007, filed September 28, 2007.

The Fund’s Statement of Additional Information dated March 1, 2008 is incorporated herein by reference to the Fund’s Post-Effective Amendment No. 108 to its Registration Statement on Form N-1A, filed February 27, 2007 (File No. 33-16338). The financial statements of the Fund are incorporated herein by reference to its Annual Report for the fiscal year ended October 31, 2007, filed December 31, 2007.